                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

Form N-1A                                               File #2-74436
                                                        File 811-3287

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          ( )

Pre-Effective Amendment No. _____                                ( )

Post-Effective Amendment No. 16th                                (x)
                            ------
                                    and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ( )

Post-Effective Amendment No.16th                                 (x)
                           -----
             (Check appropriate box or boxes)

               NEW ALTERNATIVES FUND, INC.
-------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in Charter)

150 Broadhollow Road, Melville, New York                    11747
(Address of Principal Executive Offices)                 (Zip Code)

                           (516) 423-7373

      *(Registrant`s Telephone Number, including Area Code)


               (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   See Below

It is proposed that this filing will become effective

________immediately upon filing pursuant to paragraph (b)
___X____on April 30 1997 pursuant to paragraph (b)
________60 days after filing pursuant to paragraph (a)
________on(date) pursuant to paragraph (a) of rule (485)

                   (Check Appropriate Box)

                                                          File #2-74436
                                                          File 811 3287



                              NEW ALTERNATIVES FUND, INC.

                                 CROSS REFERENCE SHEET

                         INFORMATION REQUIRED IN A PROSPECTUS

                                                               Page No.

Item l.  Cover Page............................................    1
Item 2.  Synopsis..............................................    2
Item 3.  Condensed Financial Information.......................    4(a)
Item 4.  General Description of Registration...................    4
Item 5.  Management of the Fund................................    7
Item 6.  Capital Stock and other Securities....................    9
Item 7.  Purchase of Securities Being Offered..................   l0
Item 8.  Redemption or Repurchase..............................   11
Item 9.  Legal Proceeding......................................   12

Part B:  Statement of Additional Information
         (follows Prospectus)..................................   21

Part C:  Other Information (follows Part B)....................   30

                        PROSPECTUS, DATED APRIL 30, 1997







                        NEW ALTERNATIVES FUND, INC.[LOGO]









               150 Broadhollow Road, Melville, New York 11747
                           Telephone 800-423-8383
                                (516) 423-7373





                                 PROSPECTUS



New Alternatives Fund, Inc., (The Fund) is a diversified open-end investment company which seeks long-term capital gains through equity investment. It concentrates at least 25% of its investments in companies which have an interest in solar and clean alternative energy development as defined herein.



This prospectus sets forth concisely the information a prospective investor should know about the Fund before investing. It should be retained for future reference.



Additional information about the fund has been filed with the Securities and Exchange Commission and is available upon request without charge. A Statement of Additional Information about the Fund, which is incorporated by reference in this prospectus, has been filed with the Securities and Exchange Commission. It is available, at no charge, by writing to the Fund. The date of the Statement of Additional Information is the same as the date of this prospectus.





THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITY AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                      PRINTED ON RECYCLED PAPER

                        NEW ALTERNATIVES FUND, INC.

                           PROSPECTUS SUMMARY


SHARES OFFERED        Common Stock

MINIMUM INITIAL       $2,500.00
INVESTMENT            $2,000.00 for qualified retirement plans.

MINIMUM               $250.00
SUBSEQUENT            $50.00 if through automatic Investment Plan.
INVESTMENTS

TYPE OF               Open-end, diversified, managed, concentrated
COMPANY               (solar and alternative energy) investment company.

INVESTMENT            Purchase of common stocks with a concentration of at
POLICIES              least twenty-five percent (25%) of the Fund's assets
                      in companies which have an interest in solar or clean alternative energy. Investments may include solar cells, natural gas, fuel cells, biomass, recycling, passive and active architectural products, forest products, conservation systems, cogeneration, energy efficient apparatus and controls.

INVESTMENT            The Fund purchases shares of common stock which may
OBJECTIVE             produce long-term capital gains. There is no certainty
                      that it will achieve this objective.

CERTAIN FACTORS       The Fund is not a complete investment program. The Fund
TO BE                 is not suited to investors seeking a high level of
CONSIDERED            current income or safety. The Fund seeks long-term
                      capital growth. Investments in the Alternative energy and Environmental industries are subject to changing federal and state regulation and political priorities.

                      The failure rate among smaller companies in solar and alternative energy is higher than the rate for most companies. Technologies which are scientifically feasible may not be cost effective.

INVESTMENT            The Fund is managed by Accrued Equities, Inc.,
MANAGER               a New York based investment advisor and broker-dealer,
                      managing various investments since 1954.

LEGAL COUNSEL         Eric J. Schmertz of Riverdale, New York, former Dean
                      of Hofstra University Law School.

CAPITAL GAINS         Capital gains, if any, are reinvested or paid at least
AND DIVIDENDS         annually if requested; income dividends, if any, are
                      reinvested annually or paid at least annually if requested. See page 9.

PRINCIPAL             Accrued Equities, Inc., 150 Broadhollow Road, Melville,
DISTRIBUTOR           New York 11747. Telephone 516-423-7373 or 800-423-8383.
                      See page 10.

TRANSFER AGENT        Fund Plan Services, Inc., 3200 Horizon Drive, King of
                      Prussia, PA 19406. Telephone 610-239-4600.

MAXIMUM SALES         Net asset value plus a sales charge of four and nine
CHARGE AND            hundred eighty seven one thousandths percent (4.987%)
OFFERING PRICE        of the net amount invested, or four and three quarters
                      percent (4.75%) of the public offering price; reduced sales charge on purchases of twenty five thousand and one ($25,001.00) or more.

                      There is no 12b-1 plan or charge.

REDEMPTION            Shares may be redeemed on any day the New York Stock
PRICE                 Exchange is open.

                      There is no redemption charge.

ADVISORY FEE          There is an advisory fee of 1/12 of one percent of
                      the Fund's assets at the end of each month which is at the rate of one percent (1%) each year for the first ten million dollars ($10,000,000.00). This is higher than many other mutual funds. For Fund assets exceeding ten million dollars ($10,000,000.00), the fee declines to an annual rate of 3/4 of one percent (.75%) of the excess; and at over thirty million dollars
                      ($30,000,000.00), it declines to an annual rate of 0.5% of the excess and at over one hundred million dollars ($100,000,000.00), it declines to an annual rate of 0.45% of the excess. See page 7.

CUSTODIAN             United Missouri Bank, Kansas City, M.O.

-----------------------------------------------------------------------------
FUND EXPENSES

The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are for the 1996 fiscal year.



SHAREHOLDER TRANSACTION EXPENSES

Maximum Sales Load Imposed on Purchases ....... 4.75%

Sales Load Imposed on Reinvested Dividends .... None

Redemption Fees ............................... None

Exchange Fees (N/A) ........................... None


ANNUAL FUND OPERATING EXPENSES

Management Fees

Investment Advisory Fees ...................... 0.80%

12b-1 Fees .................................... None

Other Operating Expenses

Custodian Bank and Transfer Agent.............. 0.27%

Postage & Printing (Shareholder Reports)....... 0.04%

Miscellaneous Expenses ........................ 0.10%

TOTAL FUND OPERATING EXPENSES                   1.21%


The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the fund will bear directly or indirectly.

The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

As noted in the table above, the Fund charges no redemption fees of any kind.


        1 Year    3 Years     5 Years     10 Years

        $59.24    $84.08      $110.84     $187.13


This example should not be considered a representation of past or future expenses or performance. Actual expenses may be greater or lesser than on those shown.

                              THE FUND


New Alternatives Fund, Inc., is an open-end diversified investment company, commonly called a Mutual Fund, which concentrates at least 25% of its investments in the common stock of companies which have an interest in solar and alternative energy as defined herein.



Solar and alternative energy, as used throughout this prospectus, refer to energy sources other than petroleum or nuclear power.



The Fund was incorporated under the laws of the State of New York and commenced its activity as a mutual fund on September 3, 1982.



               STATEMENT OF PER SHARE INCOME AND CAPITAL CHANGES

                 For each share of capital stock outstanding*



                       Year End     Year End   Year End    Year End   Year End   Year End    Year End   Year Endd
                       12/31/96     12/31/95   12/31/94    12/31/93   12/31/92   12/31/91    12/31/90   12/31/89
Net asset value at       $30.51       $28.14     $30.00      29.95      29.19      24.62      27.57      22.55
beginning of period      ------       ------     ------      -----      -----      -----      -----      -----

Investment Income         .73         .75         $.72       $.62       $.62      $.72        $.70       $.73

Expenses                  .39         .40          .40        .33        .28       .29         .27        .26
                       ------      ------       ------     ------     ------    ------      ------     ------
Net Investment Income     .34         .35          .32        .29        .34       .43         .43        .47

Net realized and
unrealized gain (loss)
on investment            3.72        5.14        (1.43)       .58       1.10      5.86       (2.53)      5.41
                       ------      ------       ------     ------     ------    ------      ------     ------
Operations               4.06        5.49        (1.11)       .87       1.44      6.29       (2.10)      5.88

Dividends from net
Investment Income        (.34)       (.35)        (.32)      (.29)      (.34)     (.43)       (.43)      (.47)

Distributions from
net realized gain       (3.36)      (2.77)        (.43)      (.53)      (.34)    (1.29)       (.42)      (.39)
                       ------      ------       ------     ------     ------    ------      ------     ------
Total Distributions     (3.70)      (3.12)        (.75)      (.82)      (.68)    (1.72)       (.85)      (.86)

Net change in net
asset value               .36        2.37        (1.86)       .05        .76      4.57       (2.95)      5.03
Net asset value as
of end of the period   $30.87      $30.51       $28.14      30.00      29.95     29.19       24.62      27.57
                       ======      ======       ======     ======     ======    ======      ======     ======
Total Return             13.3%       19.5%        (3.7%)      2.9%       4.9%     25.6%       (7.6%)     26.0%
(sales load not
reflected)

Net assets, end of
period                $35,549     $32,236      $28,368    $31,567    $28,896   $23,931     $16,433    $11,893

Ratio of operating
expense to net
assets**                 1.21%       1.28%        1.30%      1.11%      1.04%     1.18%       1.27%      1.25%


Ratio of net
investment income
to average net assets    1.04%       1.12%        1.04%       .96%      1.25%     1.74%       2.08%      2.20%

Portfolio turnover       51.2%      48.72%       33.00%     18.36%     13.10%    21.50%      24.70%     14.60%

Average commision
rate paid                .074        .072

Number of shares
outstanding at
end of period***    1,038,561 965,769,139      984,847  1,026,460    945,006   776,974     646,664    419,212


                         (RESTUBBED FROM ABOVE TABLE)


                       Year End   Year End    Year End  Year End   Year End   Year End  Year End
                       12/31/88   12/31/87    4/30/87   4/30/86     4/30/85   4/30/84    4/30/83
Net asset value at      18.85       22.43       19.68     14.99      13.55     15.39      12.50
beginning of period     -----       -----       -----     -----      -----     -----      -----

Investment Income        $.67        $.40        $.38      $.47       $.47      $.40       $.38

Expenses                  .25         .16         .16       .20        .17       .27        .20
                        -----       -----       -----     -----      -----     -----      -----
Net Investment Income     .42         .24         .22       .27        .30       .13        .18

Net realized and
unrealized gain (loss)
on investment            4.09       (3.21)       3.45      5.08       1.72     (1.55)      3.08
                        -----       ------      -----     -----      -----     -----      -----
Operations               4.51       (2.97)       3.67      5.35       2.02     (1.42)      3.26

Dividends from net
Investment Income        (.42)       (.24)       (.22)     (.27)      (.30)     (.13)      (.18)

Distributions from
net realized gain        (.39)       (.38)       (.70)     (.39)      (.28)     (.29)      (.19)
                        -----       -----       -----     -----      -----     -----      -----
Total Distributions      (.81)       (.62)       (.92)     (.66)      (.58)     (.42)      (.37)

Net change in net
asset value              3.71       (3.59)       2.75      4.69       1.44     (1.84)      2.89
Net asset value as
of end of the period    22.55       18.85       22.43     19.68      14.99     13.55      15.39
                        =====       =====       =====     =====      =====     =====      =====
Total Return            23.9%       (2.6%)      22.2%     23.3%       (.5%)    13.5%      10.4%
(sales load not
reflected)

Net assets, end of
period                 $6,162      $4,133     $3,404     $1,023       $502      $256       $163

Ratio of operating
expense to net
assets**                 1.24%        .80%       1.17%     1.39%      1.36%     2.24%      1.08%


Ratio of net
investment income
to average net assets    2.18%       1.23%       1.68%     1.91%       2.3%      1.18%     1.69%

Portfolio turnover      25.88%       8.57%      8.79%    28.00%      22.6%     52.00%     74.50%

Average commision
rate paid

Number of shares
outstanding at
end of period***      264,414     212,704     151,848    51,998     33,524     18,916     10.592



        *       All Adjusted for two for one share split on July 26, 1985
                and January 2, 1990
        **      Annualized and includes state taxes

        *** Shares immediately prior to dividend - Fund commenced operation on September 3, 1982







               SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENT

                            INVESTMENT PHILOSOPHY
                                AND OBJECTIVES

The investment objective of the Fund is long term growth through investing in common stocks. The fund invests in a wide range of industries, concentrating (usually 25% or more) on companies in the solar and alternative energy industry. The alternative energy industry is defined in the following sections of the prospectus.

Most Fund investments have a relationship to environmental products, processes and corporate behavior oriented toward a clean and sustainable environment. There is no certainty that the Fund will achieve its objective.

No more than 25% of the Fund's assets will be invested in companies not listed on the New York or American Stock Exchanges.


                          BROAD DEFINITION OF SOLAR
                            AND ALTERNATIVE ENERGY

Included: In general, solar and alternative energy as used in this Prospectus, consists of passive and active architectural solar heating, cooling; electrical generation (as in solar photovoltaic cells); cogeneration, biomass (agricultural and forest products and waste systems); fuel cells, recycling, efficient electrical devices, geothermal power and all related technologies which facilitate the development and use of renewable energy production and conservation, such as batteries and other energy storage systems.

Excluded: Alternative energy, as used in the prospectus, excludes petroleum and atomic based energy sources and the processes utilized in connection with such sources.

Atomic energy is omitted as an area for investment due to the potential for accident, unresolved radioactive waste disposal problems, excessive cost and frequent community opposition to such programs. There are new and increasing concerns with the cost of dismantling atomic energy plants as they mature or depreciate.

                           SOCIAL AND ENVIRONMENTAL
                                 IMPLICATIONS

The Fund is organized for the benefit of its stockholders. The Directors believe that investment in companies subject to valid environmental opposition would be unacceptable.

                             THE PROBLEMS CREATE
                                THE POTENTIAL

Increasing population, increasing exploitation of natural resources with advanced devices, years of production and consumption without environmental awareness have created formidable and increasingly visible problems and public concern.

The Fund Manager believes that, notwithstanding temporary shortages and surpluses, petroleum resources will over the years become increasingly expensive and less attractive as an investment compared to alternative energy.

As solar and alternative energy are increasingly utilized, they should become less expensive, more attractive and better investments. Solar energy and conservation reduce carbon dioxide, nitrous oxide and sulfur dioxide.

The Fund is the first and at present the only investment company with a program concentrating in alternative energy.

The Fund has excluded from its definition of solar and alternative energy, oil based resources. Nevertheless the Fund may invest in petroleum companies which are actively developing or producing such items as photovoltaic conversion of the sun's rays directly to electricity or producing other products related to the Fund.

Environmental efforts may be subject to attacks, halts, pauses and changes. Nevertheless, the Manager is confident that progress will continue. Many concerned citizens and important segments of industry are learning what is needed and practical, what is real and what is effective.

There is no assurance that the investments selected by the Fund will be among those that successfully participate in what appears to be a growing array of alternative energy resources and environmental opportunities.

                        ILLUSTRATIONS OF TECHNOLOGIES

                                 PHOTOVOLTAIC

Solar cells (photovoltaic cells) convert sunlight directly to electricity. They require sunshine and night time storage. Presently such cells are cost effective only where there is no utility grid. Nevertheless, the Directors of the Fund believe photovoltaic cells provide investment potential.

Once installed, there are no fuel costs and maintenance requirements are minimal. Capital cost per watt of photovoltaic electricity continues to fall but is still higher than conventional utility produced electricity.

Solar generated electricity must be stored. Efficient (small, long lasting, inexpensive) environmentally clean batteries are a significant ancillary aspect of the photovoltaic industry. Clean and efficient batteries are required for cost effective electric vehicles.

                                 CONSERVATION

Conservation doesn't produce energy. Nevertheless, the Directors and the Manager believe conservation provides investment potential.

Conservation may be defined as the wise and efficient use of energy and natural resources. More efficient engines, heat pumps, electric motors and heating systems are presently producing energy saving results.

Cogeneration (multiple uses of combustion) is of particular interest to industry as a means of utilizing the same fuel for several purposes, e.g. generating electric or mechanical power and heat from a single turbine and utilizing the same amount of fuel to achieve both results.

                                ARCHITECTURAL

Both active and passive architectural systems, including solar heating, have limited industrial potential and need supplementation by other systems. Nevertheless, the Directors believe architectural systems provide investment potential.


Areas for investments include: Insulation materials, reflective glazed glass to preserve temperature levels; fuel control systems to eliminate fuel waste; and the devices for collecting solar heated water.

                          NATURAL GAS AND FUEL CELLS

Gas as used by utilities is the cleanest of the hydrocarbon fuels. There are large domestic reserves of natural gas.

Methane from coal seams and garbage dumps is presently a cost effective source of relatively clean energy.

Fuel cells produce electricity in a manner similar to a permanent battery to which fuel is continuously added. It is the chemical production of electricity. It resembles, in part, the battery in a flashlight. In the fuel cell the operator keeps adding new fuel such as hydrogen or natural gas or alcohol, even coal. The by-product is water. There is very little pollution. At present the most cost efficient fuel for fuel cells is natural gas. Fuel cells are in the opinion of the Fund Managers likely to be cost efficient and likely to come into wide use.

                                   BIOMASS

Large scale use of biomass, which is plant life, might compete with food supply requirements. Nevertheless, the Directors believe "biomass", including "wood", wisely used, provides investment potential. New methods of preparing wood for burning and new burning methods reduce the emissions from burning biomass materials.

Ethanol is fuel made from grain, a form of biomass. There is continued use, with some dispute as to the efficacy of ethanol.

                                HYDRO ELECTRIC

Water power (hydroelectric) is an excellent source of energy, but the available resources are limited. In choosing hydroelectric investment, attention is paid to environmental considerations such as fish access and aesthetic concerns. Nevertheless, the Directors believe water power provides investment potential.

                                WIND TURBINES

Wind energy is not new technology. The success of wind energy as a modern utility source is new.

With new generator units and new blades and greater control over the energy output, at different wind speeds, the wind turbine has become cost efficient. Wind energy can be produced competitively. As with all new technology, it is not without its problems. Nevertheless, the Directors believe in the present and future potential of wind energy.

                                  RECYCLING

Recycling is not a new technology. It saves both energy and resources. In its older forms it was simply taken for granted. For example, gold, silver and steel have been recycled for years. Now it is becoming cost effective to recycle other less noble materials, including plastics, glass and paper.

                           ADDITIONAL ALTERNATIVES

Ocean thermal energy conversion (OTEC), superconductivity, geothermal energy and wave action systems are limited geographically or require technological development, some of which development is reported to be underway.

Nevertheless, the Directors and the Manager believe some of such systems provide investment potential.

THE LIST OF ALTERNATIVES CANNOT BE EXHAUSTIVE NOR THE COMMENTS COMPLETE. It is likely that there will be no single substitute resource.

SOME INVESTMENTS MAY BE INDIRECT. The Fund may invest in technologies which support the solar and alternative energy industry.

NOT EVERY INVESTMENT IS A "PURE PLAY". The solar or alternative energy component or "play" is small in some large companies. Nevertheless, after evaluation, investment may be made if it is believed development is attractive.

                             CERTAIN RESTRICTIONS

The Fund may not, without the approval of a majority of the Fund's outstanding voting shares:

(1) Purchase securities of any company having less than three years of continuous operation (including operations of any predecessors), if such purchase would cause the value of the Fund's investments in all such companies to exceed 10% of the value of its assets.

(2) With respect to seventy-five percent (75%) of its assets (at market value), invest more than five percent (5%) of such assets in securities of any one issuer, other than the U.S. government, its agencies or instrumentalities.

(3) Invest more than twenty-five percent (25%) of the Fund's assets in any single industry; excepting the solar and alternative energy industry.

                            MANAGEMENT OF THE FUND

Under the laws of the State of New York, the Board of Directors of the Fund is responsible for managing the business and affairs of the Fund.

The Fund has entered into an investment advisory agreement with Accrued Equities Inc. (the "Advisor") of 150 Broadhollow Road, Melville, NY 11747. This is a New York Corporation organized in 1954. The controlling stockholder of the Advisor is David J. Schoenwald. He is Vice President of the Advisor and President of the Fund. The minority stockholder of the Advisor is Maurice L. Schoenwald. He is President of the Advisor and Chairman of the Board of Directors of the Fund.

The Advisor, subject to the authority of the Board of Directors of the Fund, is responsible for the overall management of the Fund's business affairs. The Advisor also pays the compensation of such of the Fund's Officers and Directors who are affiliated with the Advisor, and all advertising and promotional expense. The Advisor will not use any part of the advisory fee for distribution.

Under the Advisory Agreement, the Advisor receives a monthly fee from the Fund at the following annual rates based on the average net assets of the Fund at the end of each month: one percent (1%) for the first $10 million; .75% for the next $20 million; .50% for amounts over $30 million; and .45% for amounts over $100 million. Such fee is higher than that of many other mutual funds. However, there is no 12 B-1 fee. During the fiscal year ending December 31, 1995, the Advisor received in gross $250,562 from the Fund or (.83) of one percent of average net assets.

Under the Management Agreement, if total expenses of the Fund for any fiscal year, including the management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses excludable by state laws, exceed the applicable expense limitation set by state securities regulations in those states in which the company may make regular sales, the Manager will reduce its compensation by the amount by which such expense exceeds state expense limitations.

                              PORTFOLIO MANAGERS

Maurice L. Schoenwald and David J. Schoenwald are primarily responsible for the day to day management of the Fund's portfolio. They have so served since the fund's inception.


                          CUSTODIAN, TRANSFER AGENT
                          AND DIVIDEND PAYING AGENT

The Custodian of the Fund is the United Missouri Bank, 928 Grand Avenue, Kansas City, M.O. 64141. The Fund's cash and securities are kept with the Custodian pursuant to an agreement dated October 28, 1994. The Fund pays the Custodian pursuant to a regular schedule of charges based on a schedule agreed on from time to time by the Fund and the Custodian.

The Custodian attends to the collection of proceeds of securities sold by the Fund, collection and deposit of dividends and disbursements for the cost of securities.

Fund Plan Services, Inc., P.O. Box 874, 2 Elm Street, Conshohocken, PA. 19428 serves as the Transfer Agent and Dividend Paying Agent for the Fund, pursuant to an agreement effective October 1, 1993. Telephone: (610) 834-3500.

                            DESCRIPTION OF SHARES

The Fund's authorized capital is eight million (8,000,000) common shares of one dollar par value.

Each share entitles the holder to one vote. Fractional shares have no voting rights. Shareowners may vote for the election of Directors and all other appropriate and customary matters and participate equally in dividends, distributions of capital and net assets of the Fund on liquidation.

The common shares are fully paid and non-assessable when issued, are redeemable in accordance with the provisions set forth under the heading "Redemption of Shares", and have no preference, pre-emptive or conversion rights. Fractional shares entitle the holder to the same redemption, dividend, distribution and other rights, excepting voting, as whole shares on a pro rata basis. No certificates are issued for fractional shares.

The Fund will not ordinarily issue certificates for common shares purchased. Certificates are generally unnecessary because (1) ownership of shares is evidenced by a confirmation advice after each purchase or redemption, indicating the amount invested and the purchase price per share or the amount redeemed and the redemption price per share, and the number of shares owned immediately after such transactions; and (2) redemptions and transfers may be transacted without the issuance of certificates.

Share certificates are issued only upon the specific request of the shareowner made in writing. No charge is made for the issuance of share certificates.

Shares may not be transferred without written permission of the manager which is in the discretion of the manager and is generally limited to estates and gifts within a family.

At the discretion of the manager, accounts with a total value, at the time of notice, of $1,000.00 or less may be redeemed by the company after 10 days notice by mail to the shareholder. The common shares have noncumulative voting rights so that the holders of more than fifty percent (50%) of the shares voting for the election of Directors can elect all the Directors and in such event the holders of the remaining shares voting for the election of the Directors will not be able to elect any person or persons to the Board of Directors. A simple majority of those shares voted in person or by proxy participating in any duly called meeting on proper notice shall be sufficient to pass any resolutions, excepting as otherwise required by the Investment Company Act of 1940.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. Any dividends paid by the Fund from net investment income on its portfolio and any distributions of net realized capital gains will automatically be reinvested in whole or fractional shares of the Fund at net asset value on the record date unless a shareowner makes a written request for payments in cash.

If a shareholder makes a specific written request for dividends or capital gains distributions, such income or distribution payments, if any, will be paid in cash at least annually.

CONTROL PERSONS. No shareholder owns more than 5 percent of the shares of the Fund. Such persons are deemed control persons under the Investment Company Act if they own 5% or more of the outstanding shares of the Fund.

                            REPORT TO SHAREOWNERS

The Fund issues to its shareowners semi-annual reports. Each semi-annual and annual report will also contain a list of the Fund's portfolio assets, statements of assets, liabilities and capital, results of operations, and sources of and changes in net assets.

                            SHAREHOLDER INQUIRIES

General shareholder inquiries may be made by writing to the Fund at 150 Broadhollow Road, Melville, NY 11747, or by calling the Fund at (516) 423-7373, or (800) 423-8383.

Inquiries pertaining to share balances and other account information may be made by writing to the Transfer Agent, Fund Plan Services Inc., P.O. Box 874, 2 Elm Street, Conshohocken, PA. 19428 or by calling (610) 834-3500.

                                  TAX STATUS

The Fund will endeavor to qualify annually for tax treatment applicable to a regulated investment company under the Internal Revenue Code of 1954, as amended ("Code"). Pursuant to the requirements of the Code, the Fund intends to pay, at least annually, dividends representing substantially all of its net investment income. It also intends, at least annually, to distribute any net realized capital gains. As a regulated investment company, the Fund will not be subject to the United States income tax on net ordinary income and net capital gains which are distributed by the Fund, pursuant to the requirements of the "Code". The status of the Fund as a regulated investment company does not involve government supervision of management or of investment practices or policies.

For Federal income tax purposes distributions paid from the Fund's net investment income and net realized short-term capital gain are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gain are taxable as long-term capital gains, whether received in cash or shares. However, shareholders not subject to tax on their income will not be required to pay Federal income taxes on amounts distributed to them. Shareholders will be notified annually as to the Federal tax status of dividends and distributions.

Subject to regulations of the Internal Revenue Service, the Act may require individuals who are shareholders of the Fund to include their pro rata share of the Fund's investment expenses (such as investment advisory fees), in addition to distributions received, in computing their taxable income.


                              PURCHASE OF SHARES

MINIMUM INVESTMENT: The minimum initial investment in the Fund is $2,500.00, or $2,000.00 for qualified retirement plans. The minimum subsequent investment is $250.00, or $50.00 through an automatic Investment Plan.


                               Sales Commission
Purchase                        As a Percentage
Amount                        Of Offering Price
                              -----------------
$  2,500 to $25,000                       4.75%
$ 25,001 to $103,000                      3.85%
$103,001 or more                          2.91%

There is no charge for reinvestment of dividends or distributions. The sales charge for additional purchases shall be based upon the current cumulative cost of the investor's holdings including the cost of the additional purchase made. Purchases of shares are credited only for and at the value of U.S. dollars received by the Fund in the U.S.

PURCHASES BY FAMILIES: Investors may combine the following categories into a single transaction to qualify for a reduced sales charge: purchases by spouses, parents or grandparents for themselves or for each other or for their children or grandchildren, including trusts for such persons. To so qualify, it is the investors responsibility to notify the transfer agent at the time of purchase of eligibility for such reduced sales charge.

SALES CHARGE: Shares of the Fund may be purchased at net asset value (determined in the manner described under "Net Asset Value") plus a sales charge which ranges from 4.987% to 3% of the offering price, as follows:

Dealer Re-allowance                     Sales Commission
As A Percentage Of                    As A Percentage Of
Offering Price                           Net Asset Value
--------------                           ---------------

     4%                                           4.987%
     3%                                           4%
     2%                                           3%

Certain categories of people or institutions may invest in the Fund without paying a sales charge: These include current and retired directors, officers and employees of the Fund or the Fund's advisor and their families; registered representatives of brokers distributing the Fund's shares who are purchasing for their own personal account; Non Profit or Charitable organizations (as defined in Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more; Clients of investment advisors purchasing for their own accounts who are charged ongoing management fees for their advisors services. Persons in the above categories must make their status as such known to the Fund's transfer agent. The Fund reserves the right to reject any purchase order.

Should a broker execute a contract with the Fund, the principal Distributor may re-allow a portion of the applicable sales charge, as indicated above. In the event that substantially all of the sales charge is re-allowed, sub-distributors may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

HOW TO BUY SHARES: Shares of the Fund may be purchased by sending a Share Purchase Application and a check to New Alternatives Fund, Inc., c/o Fund Plan Services Inc., P.O. Box 874, 2 Elm Street, Conshohocken, PA. 19428. The application is on the last page of the prospectus.

The Fund's shares are sold directly by the Fund with the assistance of and at the expense of Accrued Equities Inc, which is compensated for such assistance. All checks are to be made payable to New Alternatives Fund, Inc. Independent brokers also sell the shares of the Fund. Sales charges are the same irrespective of where or through whom you purchase. Social security numbers or tax numbers are required on the application.

                               RETIREMENT PLANS
                               AND IRA ACCOUNTS

Shares of the Fund may be purchased directly by existing retirement plans which allow such investments.

In addition, qualified individuals may establish an Individual Retirement Account ("IRA") to be funded with shares of the Fund. The Fund has made arrangements with Semper Trust Company to act as custodian for any IRAs thus created.

Automatic Investment Plan: Shareholders meeting the investment minimum may establish an automatic investment plan wherein periodic drafts from a checking or savings account are invested in the fund, subject to the same sales charges recited in this prospectus. Such plan may be canceled by the Fund or the investor upon written notice to the transfer agent no later than 5 business days prior to a scheduled debit date.

For further information, an interested person should call the Fund at (516) 423-7373 or (800) 423-8383.

                               NET ASSET VALUE

The net asset value of a Fund share is determined once daily as of the close of each day of trading on the New York Stock Exchange. Net asset value is determined by subtracting all liabilities of the Fund from the value of its total assets and dividing the resulting figure by the number of Fund shares and fractional shares outstanding.

In determining the Fund's net asset value, securities for which current market quotations are readily available are valued in the following manner: securities traded on national exchanges are valued at the closing sales price, or, if no sale occurred, at the last price traded. Over-the-counter securities for which no sales were reported on a particular day are valued at the last closing price. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors. The Board will continue to review its over-all methods of valuation to assure that all assets are properly valued.

*The daily calculation of net asset value is performed by Fund Plan Services, Inc., which also serves as transfer agent.

                             REDEMPTION OF SHARES

There is no redemption charge.

Fund shares are redeemed upon tender of the written request of any shareholder, accompanied by surrender of share certificates, if issued. All certificates and/or requests for redemption tendered must be endorsed by the shareholder or shareholders in whose name or names the shares are registered. Signature or signatures must be guaranteed by a commercial bank or trust company or federally chartered savings bank, Savings and Loan Association or credit union located in the United States or having a correspondent relation with a commercial bank or trust company in the United States, or by a member firm of the New York Stock Exchange (except that guarantee of the signature or signatures on a request for redemption of $1,000.00 or less may be waived, if approved by the Fund). Tender shall be made at the office of the Transfer Agent, Fund Plan Services, Inc., P.O. Box 874, 2 Elm Street, Conshohocken, PA. 19428.

The redemption price will be the net asset value of the Fund's shares next computed after the tender is received by the Fund. Payment of the redemption price will be made by a check drawn and issued in the U.S. within seven days after receipt of the written request and certificates as described above, or if payment for the purchase of the shares to be redeemed has not been cleared by that time, the mailing of the redemption check may be postponed until proceeds of any check for the purchase price of the shares has been collected. If payment for shares are dishonored the Fund may cancel the purchase.

                                LEGAL COUNSEL

Eric J. Schmertz
Counsel
Riverdale, New York
Age 70; Former Dean of
Hofstra University Law School.

                          PENDING LEGAL PROCEEDINGS

There are no pending or anticipated legal proceedings against the Fund. The principal Distributor and Investment Adviser has been doing business actively since 1954. It is not now nor has it ever been the subject of any suit nor does it presently anticipate any suit or claim.

                           INDEPENDENT ACCOUNTANTS

Kenneth D. Katz, whose address is 64 North Park Avenue, Rockville Centre, NY, is the Fund's Independent auditor. The financial statements included in the prospectus have been so included in reliance on the report of the auditor.

Report of Independent Accountant
To The Board of Directors and
Shareholders
New Alternative Fund, Inc.

I have audited the statement of assets and liabilities of New Alternatives Fund, Inc. (the Fund) including the schedule of portfolio investments by industry classification, as of December 31, 1996, and the related statement of operations for the year then ended, and the statements of changes in net assets and the supplementary information -- selected per share data and ratios. These financial statements and supplementary information are the responsibility of the Fund's management. My responsibility is to express an opinion on these financial statements and supplementary information based on my audits.

I conducted my audits in accordance with generally accepted auditing standards. These standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
My procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion the financial statements and selected per share data and ratios referred to above present fairly, in all material aspects, the financial position of the Fund as of December 31, 1996, the results of operations for the year then ended and the changes in its net assets and selected per share data and ratios for the years in the period then ended in conformity with generally accepted accounting principles.

Kenneth D. Katz, CPA
Rockville Centre, New York
January 31, 1997

                            NEW ALTERNATIVES FUND, INC.
                             STATEMENT OF INVESTMENTS

                                                           December 31, 1996

                                   Shares        Market Value
                                   ------        ------------

COMMON STOCKS: 82.2%

ALTERNATE ENERGY AND
PROCESS EQUIPMENT: 13.3%
 Air Products                      15000         $1,036,875.00
*California Energy                  1000             33,625.00
*Energy Conversion Devices         20000            272,500.00
*Energy Research Corp.             20000            295,000.00
 Idaho Power                        2000             62,250.00
 OM Group                          15000            405,000.00
*Real Goods Trading                 1000              5,312.50
*Thermo Ecotech                     5000             76,250.00
 Trigen                            30000            862,500.00
 York International                30000          1,676,250.00
                                                --------------
                                                 $4,725,562.50

CLEAN AIR: 7.2%
*BHA Group                         20000         $  322,500.00
 Engelhard                         40000            765,000.00
 Praxair                           15000            691,875.00
*Thermo Instruments                15000            496,875.00
 Walbro                            15000            273,750.00
                                                --------------
                                                 $2,550,000.00

CLEAN WATER: 8.5%
 Ameron                            15000            774,375.00
 Aquarion                          15000            418,125.00
 Betz Dearborn                     10000            585,000.00
 Calgon Carbon                     25000            336,875.00
*Ionics                            10000            480,000.00
 Millipore                         10000            413,750.00
                                                --------------
                                                 $3,008,125.00

CONSERVATION: 2.9%
*Cannondale                        15000         $  337,500.00
 T J International                 30000            697,500.00
                                                --------------
                                                 $1,035,000.00

ENVIRONMENTAL (GENERAL): 11.3%
 Dames & Moore                      5000         $   73,125.00
*Flow International                40000            365,000.00
 Home Depot                        18000            902,250.00
*Material Sciences                 20000            360,000.00
 Minerals Technology               13000            533,000.00
*Molten Metal                       1000             11,750.00
*Thermedics                        15000            271,875.00
*United Natural Foods              10000            170,000.00
*Whole Foods Markets               25000            562,500.00
 Worthington Foods                 40000            760,000.00
                                                --------------
                                                 $4,009,500.00

EFFICIENT ELECTRIC DEVICES: 4.8%
 Baldor                            40000         $  985,000.00
*International Rectifier           30000            457,500.00
*Itron                              1000             17,750.00
 Whirlpool                          5000            233,125.00
                                                --------------
                                                 $1,693,375.00

                          NEW ALTERNATIVES FUND, INC.
                           STATEMENT OF INVESTMENTS
                                  (Continued)

                                                              December 31, 1996



                                     SHARES        MARKET VALUE
                                     ------        ------------
NATURAL GAS - DISTRIBUTION: 8.4%
 Eastern Enterprises                 20000          707,500.00
 Equitable Resources                 20000          595,000.00
 National Fuel Gas                   20000          825,000.00
 Northwest Natural Gas               15000          360,000.00
 Washington Energy                   25000          515,625.00
                                                --------------
                                                $ 3,003,125.00

NATURAL GAS - DIVERSIFIED: 14.1%
 Burlington Resources                18000          906,750.00
 Enron                               25000        1,078,125.00
 MCN                                 30000          866,250.00
 NGC Corp                            30000          697,500.00
 Questar                             25000          918,750.00
 Williams Co's                       15000          562,500.00
                                                --------------
                                                $ 5,029,875.00

RECYCLING - PAPER: 6.8%
 Caraustar Ind                       20000          665,000.00
 Media General                       10000          302,500.00
 Republic Group                      35000          546,875.00
 Sonoco Products                     30000          776,250.00
*Superior Services                    5000          101,875.00
*Thermo Fibertek                      5000           46,562.50
                                                --------------
                                                $ 2,439,062.50

RECYCLING - METALS - PLASTIC: 4.9%
 Commonwealth Alum                   20000          307,500.00
 Commercial Metals                   25000          753,125.00
 Quanex                              25000          684,375.00
                                                --------------
                                                $ 1,745,000.00

TOTAL COMMON STOCK                              $29,238,625.00

MONEY MARKET DEPOSITS AND TREASURY BILLS: 16.6%

 Socially Concerned Banks
 Alternatives Federal Credit Union              $   100,000.00
 Community Capital Bank                             100,000.00
 South Shore Bank                                   100,000.00
 Vermont National Bank                              100,000.00
 U.S. Treasury Bills (cost $5,462,311.68)         5,484,264.18
                                                --------------
                                                $ 5,884,264.18

TOTAL COMMON STOCK (82.2%)                      $29,238,625.00
Bank money market and Treasury Bills (16.6%)      5,884,264.18
Cash and Receivables, less liabilities (1.2%)       425,980.27
                                                --------------
NET ASSETS (100%)                               $35,548,869.45



*Securities for which no cash dividends were paid during the fiscal year.



                    NEW ALTERNATIVES FUND, INC.

                STATEMENT OF ASSETS AND LIABILITIES

                                                          December 31, 1996




                         ASSETS

Investment Securities at market value
(Cost: $24,074,414.23) (Notes 2A and 5).....................$29,238,625.00
Bank money market deposits..................................    400,000.00
U.S. Treasury Bills at market...............................  5,484,264.18
Cash........................................................    169,175.78
Receivables:  Dividends ....................................     45,950.00
              Interest......................................        334.81
              Securities Sold...............................    596,130.07
              Subscriptions receivable......................      9,311.45

Total Assets................................................$35,943,791.29

                         LIABILITIES

Payables: Accrued Operating Expenses:

Accounting.................................................        $341.00
Custodian..................................................       1,746.43
Directors Fees.............................................         691.61
State Taxes................................................         398.04
Advisory fee...............................................      23,649.39
Regulatory fees............................................       2,916.24
Printing...................................................       2,603.73
Bond.......................................................       2,298.54
Transfer Agent-Fund Plan Services..........................       2,495.91
Fund Pricing-Fund Plan Services............................       2,624.12
Other......................................................       2,883.80
                                                            --------------
                                                                $42,648.81
Securities Purchased......................................            0.00
Redemptions Payable.......................................        2,000.00
Dividend distribution payable.............................      350,273.03
                                                           ---------------
Total Liabilities.........................................     $394,921.84


Net Assets at market, applicable to 1,151,714.035
outstanding shares after the dividend. There were 1,038,560.849 shares before the dividend. There are eight million common shares authorized.
There is only one class of common stock. (note 3)
 ............................................................$35,548,869.45

                           STATEMENT OF OPERATIONS

                   FOR THE PERIOD ENDING DECEMBER 31, 1996


                        INVESTMENT INCOME AND EXPENSE

INCOME
Dividends .....................................................    $547,492.50
Interest ......................................................     215,400.44
                                                                --------------
Total Income ..................................................    $762,892.94

EXPENSES

Management Fee (note 4) .......................................    $270,843.74
Custodian fees
United Missouri Bank ..........................................      20,715.69
State Taxes ...................................................         431.88
Accounting ....................................................       4,026.00
Directors .....................................................       2,728.75
Filing Fees ...................................................      11,199.60
Postage and Printing ..........................................      13,377.00
Bond and Insurance ............................................       6,747.54
Transfer Agent-Fund Plan Services .............................      39,894.00
Fund Pricing-Fund Plan Services ...............................      29,280.00
Other .........................................................       9,984.55
                                                                --------------
Total Expenses ................................................    $408,955.75

Net Investment Income .........................................    $353,937.19

               NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

REALIZED GAIN ON INVESTMENTS (NOTE 2B&5)

Proceeds from sales ........................................... $20,396,398.81
Cost of Securities Sold .......................................  16,925,281.52
                                                                --------------
Net Realized Gain .............................................  $3,491,047.59

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS:

Beginning of period ...........................................  $4,737,419.85
End of period .................................................   5,164,210.77
                                                                --------------
Total unrealized appreciation (depreciation) ..................    $426,790.92
For the period.

Net realized and unrealized gain (loss)
on investments ................................................  $3,917,838.51
                                                                --------------
Net increase (decrease) in net assets
resulting from operations .....................................  $4,271,775.70
                                                                --------------

                         NEW ALTERNATIVES FUND, INC.
                      STATEMENT OF CHANGES IN NET ASSETS


                                                   YEAR END         YEAR END
                                                   12/31/96         12/31/95

FROM INVESTMENT ACTIVITIES:
---------------------------
Net Investment income ......................      $353,937.19      $337,309.07
Net Realized gain from security
transactions ...............................     3,491,047.59     2,672,216.97
Unrealized appreciation
(depreciation) of investments ..............       426,790.92     2,342,681.73
                                               --------------   --------------
Increase (decrease) in net assets
derived from investment activities .........    $4,271,775.70    $5,352,207.77
                                               --------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------

From net investment income
dividends to shareholders ..................      (353,837.68)     (337,415.81)
Distributions to
shareholders ...............................    (3,491,018.44)   (2,672,182.54)

FROM CAPITAL SHARE TRANSACTIONS:
--------------------------------

Net increase (decrease) from capital
transactions (note 3) ......................     2,886,185.03     1,524,960.89

INCREASE (DECREASE)
IN NET ASSETS: .............................     3,313,104.61     3,867,570.31

NET ASSETS:
-----------

At the beginning of the period .............   $32,235,764.84   $28,368,221.14
                                               --------------   --------------
At the end of the period ...................   $35,548,869.45   $32,235,791.45
                                               ==============   ==============

                         NOTES TO FINANCIAL STATEMENT
                      FOR YEAR ENDING December 31, 1996

1) ORGANIZATION - The fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended. The fund commenced operations September 3, 1982.

2) ACCOUNTING POLICIES - The following is a summary of significant accounting policies consistently followed by the fund in the preparation of these financial statements. The policies are in conformity with generally accepted accounting principles:

A> SECURITY VALUATION - Listed investments are stated at the last sale price at the closing of the New York Stock Exchange and the American Stock Exchange and the NASD National Market System on December 31, 1996 and at the mean between the bid and asked price on the over the counter market.

B> SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date (date order to buy or sell is executed). Realized gains and losses from security transactions are reported on a first in, first out basis.

C> INVESTMENT INCOME AND EXPENSE RECOGNITION - Dividend income is recorded as of the ex-dividend date. Expenses are accrued on a daily basis.

D> FEDERAL INCOME TAXES - No provision for federal income tax is believed necessary since the fund intends to distribute all its taxable income to comply with the provisions of the Internal Revenue Code applicable to investment companies. The aggregate cost of the securities owned by the fund on December 31, 1996 for federal tax purposes is $24,047,414.23.

3) CAPITAL STOCK - There are eight million shares of capital stock authorized. On December 31, 1996 1,038,560.849 shares were issued and outstanding before the dividend, and 1,151,714.035 shares after the dividend. Aggregate paid in capital including reinvestment of dividends was $30,384,649.15. Transactions in capital stock were as follows:

                                 Year End 12/31/96                   Year End 12/31/95
                                 -----------------                   -----------------
                             SHARES           $ AMOUNT           SHARES             $ AMOUNT
Capital stock sold ......  75,270.800       2,427,524.58        62,538.844        1,983,398.19
Capital stock issued
reinvestment of divdend.. 113,185.546       3,494,044.05        90,918.677        2,773,958.00
Redemptions ............. (93,430.127)     (3,035,383.60)     (105,027.331)      (3,323,395.30)
                          ------------     --------------     -------------     ---------------
Net Increase. ...........  95,026.219      $2,886,185.03       (48,430.190)     ($1,524,960.89)

4) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES - Pursuant to an agreement, Accrued Equities, Inc. serves as investment advisor to the Fund. The Fund pays to Accrued Equities, Inc. an annual management fee of 1.00% of the first $10 million of average net assets; 0.75% of the next $20 million; and 0.50% of net assets over $30 million and 0.45% of assets over $100 million. If the net annual expenses of the Fund (other than interest, taxes, brokerage commissions, extraordinary expenses) exceed the most restrictive limitation imposed by any state in which the Fund has registered its securities for sale (presently 2.5% in California) Accrued Equities reduces its management fee by the amount of such excess expense. The expense ratio for the year ending December 31, 1996 was 1.20%. The fund pays no renumeration to its officers, each of whom is also an officer of Accrued Equities, Inc.

5) PURCHASES AND SALES OF SECURITIES - During the year period ended December 31, 1996, the aggregate cost of securities purchased totalled $17,228,615.60. Net realized gains were computed on a first in, first out basis. The amount realized on sales of securities for the year ended December 31, 1996 was $20,396,398.81.

                      APPLICATION FOR PURCHASE OF SHARES
===============================================================================
New Alternatives Fund, Inc.          Phone (800) 423-8383 for General Inquiries
c/o Fund Plan Services, Inc.         Phone (610) 239-4600 for Account Status
P.O. Box 61503
3200 Horizon Drive
King of Prussia, PA. 19406



I hereby remit $________________ ($2,500.00 minimum) to be applied toward the purchase of shares and fractions thereof of New Alternatives Fund, Inc.
(the Fund).
Please register the shares as follows:
(PLEASE PRINT OR TYPE CLEARLY)
1. ACCOUNT REGISTRATION (check one)



Phone #_______________________________________________________________________
                    area code           telephone


[ ] Individual _______________________________________________________________
                    first name          middle initial          last name


[ ] Joint Tenant _____________________________________________________________
                    first name          middle initial          last name


[ ] Gifts to Minors ______________________  as custodian for _________________
                    name of custodian
    under the ______________________________ Uniform Gifts to Minors Act
                      Name of State


[ ] Other ____________________________________________________________________
          Indicate name of corporation, other organization of fiduciary capacity; if trustee, include date of trust instrument.



2. MAILING ADDRESS ___________________________________________________________
                                            street

______________________________________________________________________________
                                            city        state       zip


3. SOCIAL SECURITY (OR IDENTIFICATION) NUMBER ________________________________
                                              (Use Social Security Number of
                                              minor or custodian for minor
                                              account.)

------------------------------------------------------------------------------
I have received a copy of the Fund's Prospectus dated April 30, 1997. I understand that dividends and distributions will be reinvested in additional shares unless payment in cash is requested in writing. I certify and affirm, under penalty of perjury, the above tax number is correct. I am over the age of eighteen.

X
______________________________________________________________________________
Signature of Applicant                Signature of Joint Owner            Date


Mail this form, when completed, to New Alternatives Fund, Inc., c/o
Fund Plan Services Inc., P.O. Box 61053, King of Prussia, PA 19406,
together with a check payable to the order of New Alternatives Fund,
Inc., drawn in US currency on a bank in the United States.
_______________________________________________________________________________
                       To Be completed by Broker, if any.






_______________________________________________________________________________

                              TABLE OF CONTENTS

Prospectus Summary and Fee Table ..........................................  2
The Fund ..................................................................  4
Condensed Financial Data ..................................................  4
Investment Philosophy and Objectives ......................................  5
Broad Definitions .........................................................  5
Social and Environmental Implications .....................................  5
The Problem Creates the Potential .........................................  5
Illustrations of Technologies .............................................  6
-Photovoltaic .............................................................  6
-Conservation .............................................................  6
-Architectural ............................................................  6
-Natural Gas and Fuel Cells ...............................................  6
-Biomass 6
-Hydroelectric ............................................................  7
-Wind Turbines ............................................................  7
-Recycling ................................................................  7
-Additional Alternatives 7
Certain Restrictions ......................................................  7
Management of the Fund ....................................................  7
Portfilio Managers ........................................................  8
Custodian, Transfer Agent,
and Dividend Paying Agent .................................................  8
Description of Shares .....................................................  8
Reports to Shareholders / Inquiries .......................................  9
Tax Status ................................................................  9
Purchase of Shares ........................................................ 10
Retirement Plans and IRA Accounts ......................................... 11
Net Asset Value ........................................................... 11
Redemption of Shares ...................................................... 11
Legal Counsel ............................................................. 12
Pending Legal Proceedings ................................................. 12
Independent Accountant .................................................... 12
Financial Statement ....................................................... 13
Order Form ................................................................ 19


                          Purchase Shares Please Use
                           Order Form On Last Page
                              Of Prospectus (19)

                                    [LOGO]

                          Printed on recycled paper


                               NEW ALTERNATIVES
                                  FUND, INC.



                            [NEW ALTERNATIVES LOGO]



                                  PROSPECTUS


                                APRIL 30, 1997

                              PART B                         File 2-74436
                                                             File 811-3287

                  NEW ALTERNATIVES FUND

         INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                                Page No.

Item 10.  Cover Page...........................................   34
Item 11.  Table of Contents....................................   35
Item 12.  General Information and History......................   36
Item 13.  Investment Objectives and Policies(see Prospectuspg9)   37
Item 14.  Management of the Registrant(see Prospectus  pg 18)..   40
Item 15.  Control Persons and Principal Holders Of Securities
          (see Prospectus pg 23)...............................   42
Item 16.  Investment Advisory and Other Services (see
          Prospectus pg l8)....................................   43
Item 17.  Brokerage Allocation.................................   47
Item 18.  Capital Stock and Other Securities(see Prospectus)...
Item 19.  Purchase, Redemption and Pricing of Securities Being
          Offered (see Prospectus pg 26-31)....................
Item 20.  Tax Status (see Prospectus pg 24)....................
Item 21.  Underwriters.........................................   47
Item 22.  Calculation of Yield Quotation of Money Market Funds.   N/A
Item 23.  Financial Statements(see Prospectus pg 3)............   N/A

                STATEMENT OF ADDITIONAL INFORMATION  April 30, 1997
                                                    File 811 3287

                   NEW ALTERNATIVES FUND, INC.      File 2 74436
                   150 BROADHOLLOW ROAD #306
                   MELVILLE, NEW YORK 11747
                      (516) 423-7373
                      (800) 423-8383

This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus of NEW ALTERNATIVES FUND, INC., dated April 30, 1997. Requests for copies of the prospectus should be made by writing to: NEW ALTERNATIVES FUND, INC., 150 BROADHOLLOW ROAD, MELVILLE, NEW YORK 11747,
ATTENTION: CORPORATE SECRETARY: or by calling the number listed above.
                          TABLE OF CONTENTS

                 STATEMENT OF ADDITIONAL INFORMATION

                                                    Page No.


               (Registration)(Statement)

General Information and History.................... 22      (1)

Investment Restrictions...........................  23-24   (2)

Directors and Officers............................. 25-26   (4)

Control Persons and Principal Holders of Securities 26      (5)

Investment Manager................................. 27-28   (6)

Brokerage Services................................. 28      (7)

Underwriters....................................... 29      (8)

                        GENERAL INFORMATION AND HISTORY

The Certificate of Incorporation of the Fund was filed in New York, on January 17, 1978. The Fund was an inactive corporation until it commenced it's activities as a mutual fund on September 3, 1982. The original name of the corporation, The Solar Fund, Inc., was changed to its present name on August 6, 1982.

                      STATEMENT OF ADDITIONAL INFORMATION

                             (Item 13)
                      INVESTMENT RESTRICTIONS

The following investment restrictions are deemed to be fundamental policies of the Fund. As such, the Fund may not, without the affirmative vote of a majority of its shareholders*:
     l. Borrow money except from banks for temporary or emergency purposes in an amount not in excess of five percent (5%) of the market value of its total assets (not including the amount borrowed); except that the fund will not invest in portfolio securities while outstanding borrowing exceeds five percent (5%) of the market value of its assets. The Fund does not intend to borrow at all.
     2. Purchase on margin or sell short or write or purchase put or call options.
     3.  Pledge any of its assets except that up to ten percent
(10%) of the market value of its total assets may be pledged in connection with borrowing permitted by (1) above. The Fund does not intend to pledge any of its assets.
     4. Lend any of its assets other than through the purchase of a portion of publicly distributed notes, bonds, negotiable certificates of deposit or other debt securities.
     5. Underwrite or participate in any underwriting of securities, except to the extent that, in connection with the disposition of portfolio investments, the Fund may be deemed to be an underwriter under the federal securities law.
     6. Buy more than ten percent (10%) of the outstanding voting securities of any one issuer.
     7. Buy securities of any company that (including its predecessors or controlling persons) has not been in business at least three (3) continuous years if such investment at the time of purchase would cause more than ten percent (10%) of the total assets of the Fund (at market value) to be invested in securities of such companies.
     8. With respect to seventy-five percent (75%) of its assets (at market value), invest more than five percent (5%) of such assets in securities of any one issuer, other than the U.S. Government, its agencies or instrumentalities.
     9. Buy or hold securities of any issuer if, to the knowledge of the Fund, any Officer, Director or ten (10%) shareowner of the Manager owns individually one-half (1/2) of one percent (l%) of a class of securities of such issuer, and such persons owning one-half (1/2) of one percent (l%) of such class together own beneficially more than five percent (5%) of such securities.


     10.  Purchase securities of any other investment company,

                      STATEMENT OF ADDITIONAL INFORMATION
except as part of a merger, consolidation or other reorganization.
     11. Participate, on a joint or joint and several basis, in any trading account in securities.
     12. Buy or sell any real estate, real estate mortgages, commodities or commodity contracts.
     13.  Issue senior securities.
     14. Invest more than ten percent (10%) of its total assets (at market value) in securities the disposition of which would be subject to legal restriction or securities for which there are no readily available market quotations. The Fund does not intend to invest in any restricted securities or securities for which there are not readily available market quotations.
     15. The Company will not engage in arbitrage or trade for the control or management of another company.
     16.  Purchase securities of companies outside the United
States.
     17. Invest more than twenty-five percent (25%) of the Fund's assets in any single industry; excepting the solar and alternative energy industry as described in the "Investment Objectives" and "Choice of Companies for Investments" sections of the prospectus in which the Fund will always invest more than twenty-five (25%) percent of its assets excepting for defensive periods.
    17(A).(Texas) Invest in warrants, valued at the lower of cost or market, may not exceed 5% of the value of the Fund's assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. The Fund will not invest in oil, gas or other mineral leases. The preceding restriction (17A) is meant to comply with rules of the Texas Securities Department.






---------------------------------------------------------------
    When computing compliance with the percentage restrictions recited in paragraphs (l) through (17), changes in the values of the Fund's assets due to market action, which cause such value to be in excess of percentage limitations stated above, will not be considered violations of these restrictions.


      * A vote of a majority of outstanding securities shall be required, pursuant to section (13a) of the Investment Company Act for any major changes in policy or classification of securities or issuance of senior securities. A "majority" of outstanding voting

                      STATEMENT OF ADDITIONAL INFORMATION
securities is defined by Section 2(a)(42) of the Investment Company Act of 1940 to mean the vote, at the annual or a special meeting of the security holders of such company duly called, (a) 67 per centum or more of the voting securities at such meeting, if the holders of more that 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (b) more than 50 per centum of the outstanding voting securities of such company, whichever is less.
----------------------------------------------------------------

Item 14

                        DIRECTORS AND OFFICERS

*Maurice L. Schoenwald                 Age 76, member of New York
Director & (Chairman)                  (1947) & FLA (1978) Bar;
Vice President                         Founder New Alternatives
Longboat Key, Florida                  Fund, Inc.; author of art-
and BayShore, NY                       icles on legal and in-
                                       vestment questions; former
                                       faculty, Hofstra Univ.

*David J. Schoenwald                   Age 47, member of New York
Director, President                    Bar (1979); Fund
Secretary, Treasurer                   founder. Formerly re-
Huntington, New York                   porting staff of Newark
                                       Star Ledger; now member,
                                       Schoenwald & Schoenwald,
                                       P.C., Attorneys; son of
                                       Maurice L. Schoenwald

Arthur G Kaplan                        Age 73, admitted to
Director                               practice law, New York
Lake Oswego, Oregon                    (1951), Oregon (1956),
                                       District of Columbia(1959);
                                       formerly Assistant
                                       Attorney General State of
                                       Oregon; Asst. Counsel, two
                                       U.S. Senate Subcommittees;
                                       Special Counsel, Curtis
                                       Publishing Co.; retired
                                       as Director of Enforce-
                                       ment, Office of Antiboy-
                                       cott Compliance, U.S.
                                       Dept. of Commerce.
                                       Presently retired.




                         STATEMENT OF ADDITIONAL INFORMATION

Frank Tylinski                         Age 79, Industrial Eng-
Director                               ineer;Retired Great Neck,
New York                               as Pres., Tylinski
                                       Associates, Inc.-Consul tants and
                                       manufacturer's representatives of elect
                                       ronic parts and supplies.

Sharon Reier                           Age 49, Financial Journ-
Director                               alist contributing to
Coconut Creek, Florida                 Business Week & Internat-
                                       ional Herald Tribune. Former
                                       Regional Editor Financial
                                       World Magazine; Former
                                       Editor with Board-Room;
                                       former contributing editor
                                       Institutional Investor;
                                       formerly staff of Forbes
                                       and American Banker.

Dorothy Wayner                         Age 59,  President,
Director                               Dwayner/Communications/
New York                               Advertising/ and
                                       Publishing,NY. MBA-New York University:
                                       member and former officer board
                                       director of Advertising Women of New
                                       York, a private organization; President
                                       Kaleidoscope Kids Inc., a non-profit
                                       organization promoting creativity in
                                       middle school kids.


Lee Clayton                            Age 70, R.N., M.S.; First
Director                               Fund Investor.Member Sierra
Huntington, New York                   Club and Nature Conservancy


Dudley Clayton                         Age 73,
Director                               Graduate education
Huntington, New York                   in Horticulture. Present
                                       Director & retired
                                       superintendent of
                                       Pinelawn Memorial Park.
                                       Outdoorsman and
                                       environmentalist.

                      STATEMENT OF ADDITIONAL INFORMATION

Daniel Wolfson                       Age 35, Former Resource Manager,
Director                             Farm & Wilderness Foundation
Woodstock, Vermont                   Plymouth, VT.  Developed
                                     forest & Wildlife habitat
                                     for conservation area.  B.S.
                                     Environmental studies,
                                     Hampshire College; M.S.
                                     Resource management, Antioch
                                     University. Medical Student at
                                     University of Vermont.


*Persons marked are interested persons within the meaning of the Investment Company Act of 1940.






                      STATEMENT OF ADDITIONAL INFORMATION

Item 15

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following persons own of record, or beneficiary 5% or more of the Funds shares:
                                                       % OF TOTAL
      NAME                OWNERSHIP       #SHARES     ON 12/31/96
      ----                --------       -------      ------------
 none

   The number of shares and percentage of the total number of shares owned by record or beneficially by the directors and officers of the Fund are respectively 12,966. shares; 1.13%.

Item 16
                          INVESTMENT MANAGER

     The Investment Manager is Accrued Equities, Inc., of 150 Broadhollow Road, Melville, New York 11747, Telephone Number 516-423-7373. This is a New York Corporation, organized in 1954.

     The original investment clients of Accrued Equities, Inc. were limited to legal clients of Maurice L. Schoenwald. Since 1966 the company has offered investments to the public.

   The controlling stockholder and Vice President of the Investment Manager is David J Schoenwald. He is also President of the Fund. David J. Schoenwald is presently serving as legal counsel to Accrued Equities Inc. David J. Schoenwald is a member of the law firm of Schoenwald & Schoenwald, P.C.

    Maurice L Schoenwald is President of the Investment Manager and Chairman of the Board of Directors of the Fund. He is a minority stockholder of Accrued Equities Inc.

     Under the Management Agreement, the Manager receives a monthly fee from the Fund at the following annual rates based on the average net assets of the Fund at the end of each month:
             ANNUAL RATE                  ASSETS
       1%..............................First $10 million
     .75%..............................Amounts over $10 million
     .50%..............................Amounts over $30 million
     .45%..............................Amounts over $100 million

     Such fee is higher than that of some other mutual funds. For

                    STATEMENT OF ADDITIONAL INFORMATION
the year ended December 31, 1996 the manager/advisor received $270,843 for its advisory fee. For the year ended December 31, 1995 the manager received $250,562 for its advisory fee. For the year ended December 31, 1994 the manager received $249.899 for its advisory fee. For the year ended December 31, 1993 the manager received $249.232 for its advisory fee. For the year ended December 31, 1992 the manager received $207,640 for its advisory fee.

     In addition to the management fee, the Fund pays other expenses incurred in its operation including, among others, taxes, brokerage commissions, fees of directors who are not affiliated with the manager, securities registration fees, charges of custodians, shareholder services and transfer agent services, dividend disbursing and reinvestment expenses, auditing and legal expenses, the typesetting costs involved in the printing of the Prospectus sent to existing shareowner, costs of shareowner's reports, and the cost of corporate meetings. Sales expenses, including the cost of printing prospectuses for distribution to non-shareholders are paid for by the manager.
        Under the Management Agreement, if total expenses of the Fund for any fiscal year, including the management fee, but excluding interest, taxes, brokerage commissions and extraordinary expenses excludable by state laws, exceed the applicable expense limitations set by state securities regulations in those states in which the company may make regular sales, the Manager will reduce its compensation by the amount by which such expenses exceed state limitations. The Fund, at present, will not offer its shares in states with expense limits of lower than two percent (2%) of net asset value.
     The Manager will, as required, lease at the expense of the Fund office space. Other Fund expenses include the cost of telephone equipment, and supplies and customary clerical and professional services including preparation of reports, forms, tax returns, distributions, shareholder inquiries, net asset valuations, bookkeeping and like services.
     The Management Agreement was approved by the Fund's Board of Directors (including a majority of Independent Directors) and by the Fund`s Shareholders on September 27, 1996.
     The Management Agreement must be approved each year by (a) a vote of the Board of Directors of the Fund, or (b) a vote of the shareowner, and in either case, by a majority of the independent directors. Any changes in the terms of the Management Agreement must be approved by the shareowner. The Management Agreement automatically terminates upon its assignment. In addition, the Management Agreement is terminable at any time without penalty by the Board of Directors of the Fund or by a vote of the holders of a majority of the Funds outstanding shares (as defined above) on sixty (60) days notice of the Manager and by the manager on sixty days notice to the Fund.

                      STATEMENT OF ADDITIONAL INFORMATION

Item 17
                            BROKERAGE SERVICES

     Accrued Equities, Inc., is a registered broker/dealer, but it will not engage in brokerage or equity securities of the type which would be included in the Fund's portfolio. No officer or Director of the Fund or its distributor is associated with any firm having an economic interest in general stock brokerage activities.
     The choice of a broker will be made by the Manager without benefit to any director or controlling person. Allocation of brokerage transactions, including their frequency, will be made in the best judgement of the Manager and in a manner deemed fair and reasonable to the shareholders, rather than by any formula.
     The primary consideration in all portfolio securities transactions is prompt and reliable execution of orders at the most favorable net price. However, as long as the primary consideration is satisfied, the manager may give consideration in the selection of broker/dealers to the research provided (including analysis and reports concerning issuers, industries, securities, economic factors and trends) by such firms, and payment may be made of a fee higher than that charged by another broker/dealer which does not provide research services, provided the Manager deems such allocation of brokerage to be fair and reasonable to the shareholders.

Item 18. Capital Stock: See Prospectus.
Item 19. Purchase, Redemption and Pricing: See Prospectus.
Item 20. Tax Status: See Prospectus.


Item 21

                                UNDERWRITERS

     The principal distributor of the Fund is Accrued Equities, Inc. of 150 Broadhollow Road, Melville, New York 11747. Fund shares are offered on a best efforts continuous basis. The aggregate commissions for the year ended December 31, 1992 were $268,193 and the amount retained by Accrued Equities Inc. was $127,323. The aggregate commissions for the year end December 31, 1993 were $189.968 and the amount retained by Accrued Equities Inc. was $96,992.69. The aggregate commissions for the year end December 31, 1994 were $94,698.24 and the amount retained by Accrued Equities Inc. was $55,427.66.The aggregate commissions for the year ended December 31, 1995 were $80,748 and the amount retained by Accrued Equities Inc. was $39,855. The aggregate commissions for the year ended December 31, 1996 were $96,937. and the amount retained by Accrued Equities was $48,539.

                STATEMENT OF ADDITIONAL INFORMATION

PERIOD ENDING 12/31/96 COMPENSATION OF ACCRUED EQUITIES INC.
NAME OF      UNDERWRITING    COMPENSATION                 OTHER
PRINCIPAL    DISCOUNTS AND   ON REDEMPTION    BROKERAGE   COMPEN-
UNDERWRITER  COMMISSIONS     AND REPURCHASE   COMMISSION  SATION

Accrued
Equities,Inc.  $48,539            -0-            -0-     *$270,843

*Advisory fee


Item  22. Calculation of Performance Data: See Annual Financial
Report. December 31, 1996.

Item 23. Financial Statements of Fund: See Prospectus. Complete audited financial statements are part of the Prospectus. See Prospectus. All directors presently receive $300 per year, except those affiliated with the Investment Advisor. Directors travelling more than 500 miles once a year to the annual meeting may have actual reimbursement for travel expense. This data appear in the annual proxy statement to shareholders. Such affiliated persons receive all compensation from the Investment Advisor and Principal Underwriter. No other person or entity is compensated by the registrant excepting those entities and persons as named in the Prospectus and financial statement.

                  STATEMENT OF ADDITIONAL INFORMATION

                               Kenneth D Katz
                         Certified Public Accountant
                            64 North Park Avenue
                         Rockville Centre, NY 11570







                REPORT AND CONSENT OF INDEPENDENT ACCOUNTANT


To the Shareowners and Directors
              of
New Alternatives Fund, Inc.

With reference to the Registration Statement (Form N-lA) of New Alternatives Fund, Inc., I hereby consent to the use of my report dated January 31, 1997 for the period ending December 31, 1996 appearing in the Prospectus, constituting a part of such registration statement, when such report is accompanied by the financial statements referred to therein. I also consent to the reference to myself in the Prospectus.

The examination referred to in the above mentioned report included an examination of the supporting statements of this Registration
Statement and, in my opinion, such supporting statements presents fairly the information required to be set forth therein in conformity with generally accepted accounting principles.



                           /S/_________________________________
                                         KENNETH D. KATZ, C.P.A.

Rockville Centre, New York
March 13th 1997

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of l940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Village of Melville, of the State of New York, on the 21st day of March 1997.

                                  NEW ALTERNATIVES FUND, INC.

                                  BY: /S/
                                     David J Schoenwald

Pursuant to the requirements of the Securities Act of l933 and the Investment Act of l940, the Registration Statement has been signed below by the following persons in their capacities and on the dates indicated.

      SIGNATURES                 TITLE         DATE

/S/__________________  President, Director   3/21/97     David J Schoenwald
David J Schoenwald

/S/__________________  Vice President,       3/17/97     Maurice L Schoenwald
Maurice L Schoenwald   Director (Chairman)

Pursuant to the requirements of the Securities Act of 1933 and the Investment Act of 1940, the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


       SIGNATURES                             TITLE                                        DATE
       -----------                            -----                                        ----

/S/
----------------------                     President and                                    3/21/97
David J. Schoenwald                        Director


/S/
-----------------------                    Vice President,Secre-                            3/17/97
 Maurice L. Schoenwald                     tary, Treasurer and
                                           Director


/S/
-----------------------                    Director                                         3/27/97
Arthur Kaplan

/S/
-----------------------                    Director                                         3/17/97
Frank Tylinski


/S/
-----------------------                    Director                                         3/26/97
Sharon Reier


/S/
-----------------------                    Director                                         3/18/97
Dorothy Wayner


/S/
-----------------------                    Director                                         3/17/97
 Dudley Clayton


/S/
-----------------------                    Director                                         3/17/97
Lena Clayton


/S/
-----------------------                    Director                                         3/18/97
Daniel Wolfson
*Maurice L. Schoenwald as Attorney in Fact by Power of file incorporated by reference


                                    PART C
                                              File 2 74436
                                              File 811 3287

                           OTHER INFORMATION

                       NEW ALTERNATIVES FUND, INC.

Item 24:  Financial Statements and Exhibits
(a)  All financial statements are included in the Prospectus
(b) (1) Charter as now in effect. Exhibit #1 (Previously filed-but refiled herein for Edgar)
(2)  By-Laws, Exhibit #2 (Previously filed, but refiled herein for Edgar)
(3)  Voting trust.  Not applicable.
(4) Specimen stock certificate and specimen form of acknowledgement of shares (Previously filed).
(5) Copy of Investment Management Agreement. Exhibit #4 (Previously filed, but refiled herein for Edgar).
(6) Copy of Underwriting Agreement. Exhibit #5 (Previously filed). (Amendment(s) previously filed) Refiled herein for Edgar).
     Sales Agreement previously filed
(7)  Profit Sharing and related plans.  None.
(8)  Copy of Custodian Agreement -(previously filed-United Missouri Bank)
(9)  Copies of Material Agreements. Not applicable.
(10) Opinion of counsel.  Exhibit #6.
(11) Other opinions and Consents Exhibits #7 and #8 (Previously filed) Consent of Accountant).
(12) Financial Statements Part 17. (Included in Prospectus).
(13) Copies of agreements in connection with original capital. Exhibit #9 (Previously filed).
(14) Copies of Model Plan, etc. Not applicable.
(15) Copies of 12b-1 plan. None.

                                                 File 2-74436
                                                     811-3287
Item 25:
--------
Persons controlled by or under Common Control with the registrant. This section is not applicable, excepting that David J. Schoenwald is the controlling (53%) stockholder of Accrued Equities, Inc. Maurice l Schoenwald is a minority (47%) stockholder of Accrued Equities Inc. Maurice L. Schoenwald is Vice President and Chairman of the Board of Directors of the Fund and owns 5009 shares or 0.04% of the Fund of record and beneficially. David J. Schoenwald, President of the Fund and the son of Maurice L.
Schoenwald, owns 1693 shares(.01) the Fund.
Item 26:
--------
There is only one class of securities, common stock, at one dollar par value. There were 2572 holders of record of such shares on December 31, 1996.
Item 27:
--------
 In the event of a claim in connection with the securities registered, the registrant will, unless in the opinion of Counsel the matter may be settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not indemnification is consistent with public policy as expressed in the securities laws that may be applicable and will be governed by the final adjudication of such issue. On September 1, 1996 customary Directors and Officers Insurance was renewed with Reliance Insurance Company, Philadelphia, Pa. Such insurance policy requires and provides that the company
(Fund) have in effect by-laws and resolutions or provisions providing for indemnification to the Insured permitted and or required under applicable law. The Board of Directors approved all change in documents necessary to obtain such insurance. The Board of Director, ratified the fund's insurance selection at the directors meeting on September 27, 1996. There are now in effect provisions for indemnification of officers and directors to the extent permitted or required under all applicable laws, including requirements of the Securities Act of 1933 and all of the rules and regulations thereunder.

Item 28:                                                  File 2-74436
--------                                                      811-3287

David J. Schoenwald is President of Accrued Equities Inc., and an attorney licensed in the State of New York. The business address of Accrued Equities
Inc. and David J. Schoenwald is 150 Broadhollow Road, Melville, New York,
11747. Maurice L. Schoenwald, is Secretary of Accrued Equities, Inc., and an attorney in private practice. Accrued Equities, Inc., has managed in the past real property, loans, mortgages, and has been broker-dealer in investment contracts and a broker of investment contracts for receiverships initiated by the Securities Exchange Commission. The business address of Maurice L. Schoenwald is 5270 Gulf of Mexico Dr., Long Boat Key, FL 34228.
Item 29:
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The only Underwriter is Accrued Equities, Inc. Its relationship and history are described in the Prospectus. There are no other underwriting relationships.
The President and majority shareholder of the underwriter is David J. Schoenwald, of 150 Broadhollow Road, Melville, New York 11747. He is also President of the Fund. The Vice President and minority shareholder of the underwriter is Maurice L Schoenwald, of 5270 Gulf of Mexico Drive, Long Boat Key, FL. He is Secretary of the Fund and Chairman of the Board of Directors of the Fund. The underwriting is on a "best efforts" basis only. Checks for the purchase of securities by the investors shall be made payable directly to the "Fund". The role of the Underwriter is to organize, finance, manage, advertise, promote, provide clerical services, administrative services, to act as investment manager and to develop and control relationships with broker/dealers when and if they arise. The "Fund" will pay the Underwriter as described in the Prospectus. As sales agreements are executed with other licensed and qualified broker/dealers, payments to them will be deducted from the payments due Accrued Equities, Inc. There are no fees, commissions earnings past or future not fully described in the Prospectus.
Item 30:
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


All books and records required will be in the care of David J Schoenwald, President of the "Fund", or Maurice Schoenwald, Secretary of the Fund at 150 Broadhollow Road, Melville, NY 11747, except those within possession of the Custodian described in the prospectus.

Item 31
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There is no management service contract excepting those services described in the Prospectus and exhibit four (previously filed).

                                  UNDERTAKING

Item 31
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         (a) N/A

Item 33:
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Synopsis..............(see Part A, Page 5 and 6).